Corporate Presentation | January 2019 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Clearside Biomedical, Inc.’s views as of the date of this presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause Clearside’s actual results, performance, or achievements to differ significantly from those expressed or implied in any forward looking statement. Although Clearside believes that the expectations reflected in the forward looking statements are reasonable, Clearside cannot guarantee future events, results, performance, or achievements. Some of the key factors that could cause actual results to differ from Clearside’s expectations include its plans to develop and potentially commercialize its product candidates; Clearside’s planned clinical trials and preclinical studies for its product candidates; the timing of and Clearside’s ability to obtain and maintain regulatory approvals for its product candidates; the extent of clinical trials potentially required for Clearside’s product candidates; the clinical utility and market acceptance of Clearside’s product candidates; Clearside’s commercialization, marketing and manufacturing capabilities and strategy; Clearside’s intellectual property position; and Clearside’s ability to identify additional product candidates with significant commercial potential that are consistent with its commercial objectives. For further information regarding these risks, uncertainties and other factors you should read the “Risk Factors” section of Clearside’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 16, 2018, Clearside’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 8, 2018, and Clearside’s other Periodic Reports filed with the SEC. Clearside expressly disclaims any obligation to update or revise the information herein, including the forward-looking statements, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Clearside relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of Clearside’s future performance and the future performance of the markets in which Clearside operates are necessarily subject to a high degree of uncertainty and risk.

Proprietary suprachoroidal treatment approach offers unprecedented access to the back of the eye Dedicated to developing treatments that restore and preserve vision for people with serious eye diseases A World Without Blindness NDA submitted in 2018

Privileged Organ Requiring Local Therapy Limitations of Current Therapy: Corticosteroids reach unintended tissues, causing cataracts and glaucoma Gene therapies require precise placement at diseased tissue Multi-kinase inhibitors and complement inhibitors require improved exposure to the choroid ~5 M patients in the U.S. with target indications treated by approx. 1,900 uveitis and retinal specialists Retinal Diseases Lens Anterior Chamber Posterior Chamber Retina Choroid Macula

Exclusive and Proprietary Access to the Back of the Eye Through the Suprachoroidal Space (“SCS”)

Intravitreal & Periocular





- 0.05 mL bolus at injection site
- Drug diffuses to all areas of the eye including the anterior chamber and lens

- 0.5 mL–1 mL injected into periocular space
- Highly variable drug diffusion across the sclera into the eye

VS

Suprachoroidal


CLEARSIDE

- Fluid flows instantaneously and posteriorly
- Consistent suprachoroidal injection procedure
- Fluid with drug is absorbed into the choroid, retinal pigment epithelium (RPE) and retina

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CLEARSIDE BIOMEDICAL

Concentration (ng/g) Time, days XIPERE™ The anterior segment is relatively spared following suprachoroidal dosing when compared to intravitreal dosing Designed to Improve Ocular Distribution of Triamcinolone Acetonide (TA) Over 10X the amount of TA remaining in the choroid and RPE following suprachoroidal administration compared to intravitreal injection Potentially providing improved visual outcomes, increased durability, reduced treatment burden that can lead to improved benefit to risk *Based on pre-clinical studies Concentration (ng/mL) Time, days Concentration (ng/mL) Time, days

INDICATION STUDY DRUG CURRENT STATUS Uveitis (macular edema associated with uveitis) XIPERE (corticosteroid triamcinolone acetonide) DME (diabetic macular edema) XIPERE WET AMD Proprietary Compound(s) DME Proprietary Compound(s) Usher Syndrome Gene Therapy Focused Pipeline of SCS Treatments For Multiple Blinding Eye Diseases PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA

UVEITIS One of the World’s Leading Causes of Blindness

The Opportunity In Treating Macular Edema with Uveitis Primary Need An approved therapy that targets vision impairment due to the underlying macular edema associated with all uveitis The Problem Inflammation creates sight threatening macular edema No approved treatment for macular edema associated with uveitis No new local treatments for uveitis since 2009 Oral corticosteroids often prescribed when disease is local to the eye

Current Treatment Paradigm for Uveitis Note: TA = triamcinolone acetonide Corticosteroids = most common treatment for uveitis complications Periocular (Sub-tenon) 20 mg TA Sustained release dexamethasone implant (Ozurdex®) Intravitreal 4 mg TA Topical steroid for anterior uveitis 350,000 patients US uveitis patients Current treatments 115,500 patients 33% macular edema 210,000 eyes 82% disease in both eyes Oral steroids

Non-Infectious Uveitis (“NIU”) Market is Sizeable and Growing Anticipated to Grow at 9% YoY US NIU Market Forecast (in millions) Market basket Includes eye drops, ocular injections, corticosteroid implants, systemic corticosteroids, immunomodulatory therapies, and biologics Global uveitis market expected to pass $1B by 20242 Sources: 1) Global Data Uveitis Model; Nov. 2017; 2) Variant Research; Uveitis Treatment Market Global Scenario, Market Size, Outlook, Trend and Forecast, 2015-2024.

2018 Share of NIU Patients with Macular Edema Market Research1: 2 Published Literature: Between 1/3 to 1/2 of NIU Patients Develop Macular Edema * Ophthalmologists with uveitis / retina fellowship who see ≥ 5 patients with macular edema secondary to NIU Sources: 1) Target Ophthalmologist ATU, May 2018; 2) Lardenoye, C. et al. Ophthalmology 113.8 (2006): 1446-1449.

Status of Current Therapy in Macular Edema Associated with Uveitis The POINT Study1,3 1. Thorne, 2018; study was conducted and funded by the NEI 2. 2nd injections were based on macular edema criteria, either because of not improving or worsening edema 3. Clearside does not make any comparative claims regarding any products included in the POINT study 4. Protocol allowed week 8 for intravitreal and subtenon TA but suggested week 12 in the case of intravitreal Ozurdex Periocular (Sub-tenon or orbital floor) 40 mg TA (Kenalog®) Sustained release dexamethasone implant (Ozurdex®) Intravitreal 4 mg TA (TRIESENCE®) Macular Edema 23% 46% 39% Mean Visual Acuity 4.27 9.5 9.7 Rescue (2nd steroid dose given by week 8 or 12)2, 4 49% 56% 49% IOP lowering meds initiated 24% 33% 31% POINT Study Conclusion: Intravitreal TA and intravitreal dexamethasone implant were superior to Periocular TA in visual acuity improvements in uveitic macular edema subjects

PEACHTREE Pivotal Phase 3 Clinical Trial Testing XIPERE in CME Involved Uveitis 3:2 randomization of XIPERE vs. sham injection; 160 subjects total Primary endpoint at 6 months; superiority of best corrected visual acuity outcome from treatment CONTROL Week-2 Day 0 Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Screening (2 weeks) Active Arm: XIPERE Control Arm: Control injection procedure Randomization Phase (6 months) Enrollment XIPERE XIPERE CONTROL Two-arm, randomized, controlled, double-masked, multi-center trial at ~60 clinical sites

46.9% (n=45) 15.6% (n=10) % subjects gaining ≥15 ETDRS letters in BCVA from baseline PEACHTREE Met Its Primary Endpoint ETDRS BCVA Proportion of subjects in each arm gaining ≥ 15 ETDRS letters in BCVA from baseline at Week 24 p<0.001 N=96 N=64

PEACHTREE Met Its Secondary Endpoint Mean Change from Baseline in CST at Week 24 in Microns Mean change from baseline at week 24 in central retinal thickness (microns) 480.9 µm: active arm; 525.4 µm: control arm p<0.001 Baseline retinal thickness (microns) N=96 N=64 Intention-to-treat (ITT) Source: Tables 14.2.5.1; 14.2.6.1.1

Vision Gained Rapidly and Sustained Through Week 24 Mean Change in BCVA in ETDRS Letters by Visit Baseline ETDRS letters read 54.7: active arm; 53.5: control arm Mean change at each visit from baseline in BCVA in ETDRS letters read p<0.001 Source: Table 14.2.3.1

Subject Rescue: Kaplan-Meier Proportion of Subjects Not Rescued Time to Rescue (days) Active Control + Censored Over 85% of subjects in the Active arm did not require rescue therapy, compared to 28% of subjects in the Control arm

Starting at week 8, approx. 50% of the Active subjects could read 70 or more ETDRS letters (20/40) This improvement was sustained through the 24 weeks of the trial % Subjects Reading 20/40 or Better Legal Driving Vision in Most States Percent Subjects Baseline Week 24 Baseline Week 24

% subjects with scores of zero at week 24 *Standardization of Uveitis Nomenclature XIPERE Resolves Inflammation in 2 of 3 Subjects in PEACHTREE Resolution of each of these three signs of inflammation on the SUN* scales is clinically and statistically significant In subjects with scores of 2 or greater in vitreous haze, 40.9% experienced resolution in the active arm, compared to 0% of subjects in the control arm

Subjects From Each of the Four Anatomic Subtypes of Uveitis Treated with XIPERE Achieved Significant Visual Improvement Intention-to-treat population, last observation carried forward. Intermediate p=0.032 Visit Week p=0.016 Visit Week Anterior Mean change in BCVA (ETDRS letters read) p=0.005 Posterior Visit Week Mean change in BCVA (ETDRS letters read) p=0.020 Panuveitis Visit Week Active Arm Control Arm

Safety: Elevated IOP “Elevated IOP” includes (a) increased IOP, (b) ocular hypertension, and (c) glaucoma AE = adverse event; IOP, intraocular pressure. ** intravitreal OZURDEX® (dexamethasone intravitreal implant) and subtenon and intravitreal triamcinolone acetonide N=11/96 N=10/64 Percent Subjects IOP AE Rates Among All 160 Subjects IOP AE Rates Among 64 Control Subjects N=10/38 Percent Subjects (N=18) (N=8) (N=38) IOP lowering medications were initiated in 7.3% and 9.4% subjects in the XIPERE and control arms respectively

Safety: Cataracts in XIPERE and Control Arms Percentage of cataract AEs Mar-2018 | NIU program | P3, PEACHTREE, trial | Topline data % Cataract AEs in Each Arm No cataract surgeries in this trial

Specialists Perceive High Unmet Need Among Current Therapies, with Greatest Concern Over Elevated IOP Perceived Unmet Need for treating ME Secondary to NIU Top Unmet Needs in Treating ME Secondary to NIU No unmet need Very high unmet need Source: Target Ophthalmologist ATU, May 2018

When Introduced to CLS-TA Profile, ~70% of Specialists React Favorably and Are Interested in Using Overall Reaction to CLS-TA Interest in Using CLS-TA Not at all favorable Very favorable Not at all interested Very interested “When you’ve got a drug that is that same you’ve been using all along but you can deliver more efficiently and comfortably – that’s a winner” -Academic uveitis specialist Source: Target Ophthalmologist ATU, May 2018

DME Potential Path Forward for XIPERE as a Monotherapy

The Opportunity In Treating DME Primary Need The Problem DME course and response to anti-VEGF injection is largely variable 40% and 55% of patients have continued macular edema in years 2 and 3, respectively, even after monthly intravitreal anti-VEGF injections Need for ongoing monthly intravitreal anti-VEGF therapy results in high burden for DME patients leading to poor compliance Improved resolution of edema and lower burden of care for diabetic patients

Current Treatment Paradigm for DME Eylea, Lucentis, and off-label Avastin® Sustained release steroid (Ozurdex®) Intravitreal Triamcinolone Acetonide 8.3 M patients Diabetic Retinopathy patients in U.S. 2nd Line treatment 1.1 M patients Diabetic Macular Edema (DME) patients 1 2 3 1st Line treatment

TYBEE Design for Phase 2 DME Clinical Trial Any additional treatment based on as needed criteria at Week 16 and Week 20 will be intravitreal Eylea Evaluate at 6 months Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Enrollment Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Control arm: Intravitreal Eylea only (n=35) Combination arm: Intravitreal Eylea + XIPERE (n=36) Controlled, masked, randomized study of combination XIPERE + intravitreal Eylea vs. intravitreal Eylea alone Evaluation at Month 6; treatment is based on PRN criteria from Month 3 Primary outcome measure is comparison of mean change from baseline in BCVA at 24 weeks between the combination arm and the control arm. The study was powered and designed to show that the mean change in BCVA is not different between the two arms. As needed Eylea As needed Eylea Intravitreal Eylea XIPERE + Intravitreal Eylea

Mean change from baseline in BCVA by visit Error bars are 90% confidence intervals of the means Baseline BCVA in ETDRS letters: 58: control arm; 57: active arm Quarterly Treatments with XIPERE and Anti-VEGF Showed Similar Outcomes to Anti-VEGF Given Monthly XIPERE appears to be able to extend visual gains: data from XIPERE and anti-VEGF at week 12 and week 24 show similar outcomes compared to anti-VEGF alone given monthly Combination Combination Control Control

Lesson 1: Central Subfield Thickness (CST) Persisted Through Week 24 Mean Change from Baseline in CST by Visit Mean change from baseline in CST (microns) Wk04 Wk08 Wk12 Wk16 Wk24 Wk20 Day 0 Each arm shows a statistically significant improvement in CST from baseline at week 24 (*p<0.001)

Lesson 2: Resolution* of CST By Visit *Defined as CST <300 microns | CST: central subfield thickness A significantly greater percentage of subjects in the Combination arm showed resolution* in their CST at the week 4 visit (p<0.01) compared to those in the Control arm The greater resolution in CST appeared to be sustained through each visit through week 24 in the trial Percent subjects with CST <300 microns

Lesson 3: Combination Arm Achieved Equivalent Vision with Fewer Treatments Number of additional Eylea Injections in the PRN stage (1) ~50% fewer treatments through week 12 ~57% fewer treatments in the PRN period (p=0.03) (1) p=0.03

Path Forward in DME

Treatment burden and patient compliance are significant barriers to optimal treatment in DME

Real world data demonstrates patients missing out on visual gains

- DME subjects receive 3-7 anti-VEGF injections and gain ~5 letters in vision
- Phase 3 trials demonstrate that compliant subjects have the potential to gain ~10 to 12 letters*

Current anti-VEGFs require retreatment every 4 to 8 weeks

- Subjects gained approximately 10 letters and were maintained for 12 weeks with XIPERE + intravitreal Eylea in TYBEE
- XIPERE has the potential to maintain visual gains on a quarterly dosing regimen and could address treatment burden in DME patients

* Lucentis PI, 2018; Eylea PI, 2018
Holekamp AJO July 2018
Ciulla AAO 2018 https://doi.org/10.1016/j.oret.2018.06.004

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CLEARSIDE BIOMEDICAL

RVO

1 Based on post-hoc analysis Number of patients who received additional Intravitreal Eylea Intent-to-treat (ITT) population: N = 46 (23:23) Intent-to-treat (ITT) population: N = 46 (23:23) Additional Intravitreal Eylea injections p=0.013 p=0.0031 XIPERE + Intravitreal Eylea Intravitreal Eylea TANZANITE Phase 2 Trial: XIPERE with Intravitreal Eylea for Macular Edema Associated with RVO 69% Fewer Patients Required Additional Eylea Treatments 60% Fewer Additional Intravitreal Eylea Injections

TANZANITE: Improved Visual Acuity Over Time XIPERE + Intravitreal Eylea resulted in more improved visual acuity at months 1, 2, 3 vs. intravitreal Eylea alone BCVA letter read: change from baseline M1 Control M1 Combination M2 Control M2 Combination M3 Control M3 Combination ITT population N = 46 (23:23) +4.8 +8.5 +7.6 M1 = month 1; M2 = month 2; M3 = month 3 ≥15 letters gained 39% 52% ≥15 letters gained 39% 61% ≥15 letters gained 43% 52% XIPERE + Intravitreal Eylea Intravitreal Eylea

TANZANITE Safety Summary All subjects completed the TANZANITE trial There were no serious adverse events AEs ≥5% in any arm were: conjunctival haemorrhage (8.7%; 4.3%); IOP increased (0%; 8.7%); eye pain (8.7%; 30.4%), ocular hypertension (0%; 8.7%); XIPERE and intravitreal Eylea used together in the combination arm was generally well tolerated and there were no unique safety events

SAPPHIRE Control arm: Intravitreal Eylea; Q4Wk Combination arm: XIPERE + Intravitreal Eylea; Q12Wk Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Week ww Week xx Week yy Week zz 2 Month primary efficacy endpoint Enrollment Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Week ww Week xx Week yy Week zz XIPERE + Intravitreal Eylea Intravitreal Eylea Phase 3 Study of Data Mining 6 months Two-arm, randomized, controlled, double-masked, multi-center trial 1:1 randomization of XIPERE + intravitreal Eylea vs. intravitreal Eylea alone Randomization across similar populations of branch retinal vein occlusion (BRVO) and central retinal vein occlusion (CRVO)

Primary endpoint was to determine proportion of subjects in each arm gaining ≥ 15 ETDRS letters from baseline at eight weeks In SAPPHIRE, control and combination were similar and did not meet its primary endpoint ~50% of subjects gained 15 ETDRS letters from baseline in both arms There was not a statistically significant difference between arms There was no additional benefit for subjects receiving a corticosteroid together with an intravitreal anti-VEGF agent SAPPHIRE 8-Week Topline Results

A WORLD WITHOUT BLINDNESS In Summary

14 U.S. Patents Total 3 Apparatus using loss-of-resistance technology 1 Administration of any anti-inflammatory drug to the suprachoroidal space by microinjection 1 Method of treating macular edema 2 Methods using loss-of-resistance technology Apparatus having / methods using an adjustable puncture member 3 Administration of any drug to the suprachoroidal space by microinjection 1 Administration of any drug to the eye by inserting a microinjector into the sclera 3 Opportunity is Well Protected 2025 2030 2027 Expiration U.S. 8,197,435 U.S. 8,636,713 U.S. 8,808,225 U.S. 9,788,995 2033 Expiration U.S. 9,572,800 U.S. 9,636,332 U.S. 9,931,330 2035 Expiration U.S. 9,956,114 2035 2029 Expiration U.S. 7,918,814 2034 Expiration U.S. 9,180,047 U.S. 9,539,139 U.S. 9,636,253 U.S. 9,770,361 U.S. 9,937,075

Accomplished Leadership Team With Deep Ophthalmic Experience

	Experience	Years
Daniel White President, CEO and Director	GSK, Stiefel, CIBA Vision, Alimera	25
Thomas Ciulla, M.D., MBA Chief Medical Officer	Spark Therapeutics, Indiana University School of Medicine	27
Charles Deignan Chief Financial Officer	AtheroGenics, AAIPharma, Schering-Plough	27
Brion Raymond Chief Commercial Officer	Genentech, Carl Zeiss Meditec, Xoma	14
Leslie Zacks General Counsel and Chief Compliance Officer	Arbor, Shionogi	24
Rafael Andino VP, Engineering & Manufacturing	CR Bard, CIBA Vision, Dupont, GE, IBM	26
Carol Hoang, Pharm.D. VP, Medical Affairs	DigiSight, Novartis, Genentech, BMS	17
Viral Kansara, Ph.D. VP, Discovery	Novartis, Merck, Alcon	12
Jennifer Kissner, Ph.D. VP, Clinical Development	Alcon, Acucela	17
Rick McElheny VP, Business Development	Sanofi, MEDA, Vidara	18
Lester Rodríguez VP, Quality	Pharma Tech, Ciba Vision, Novartis, Shionogi	30

Ophthalmic Experience

Alcon

ALIMERA SCIENCES

CIBA VISION

Genentech

MERCK

NOVARTIS

SHIONOGI

Spark THERAPEUTICS

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Multiple Potential Value Inflection Points Uveitis FDA acceptance of NDA PDUFA response U.S. Launch EMA application Other Pipeline Additional data from 6 month Sapphire results DME program update Additional non clinical results from 2 preclinical gene therapy programs Additional preclinical data on two small molecule programs Upcoming Milestones 2019 & 2020

Investment Summary

- Lead product candidate, XIPERE, for the treatment of macular edema associated with uveitis
  - Pivotal Phase 3 PEACHTREE trial success
  - NDA submitted in Q4-2018
  - If approved, XIPERE would be the first therapy with this indication
  - Building commercial readiness for potential U.S. launch in 2019
- Exclusive and proprietary access to the back of the eye through the SCS®
- Suprachoroidal platform includes late-stage and nonclinical product candidates targeting multiple blinding eye diseases
- Large and growing retinal market opportunity; ~5 million patients in U.S. treated by approx. 1,900 uveitis and retina specialists

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CLEARSIDE BIOMEDICAL

THANK YOU! We see a world without blindness; relentlessly pursuing transformative, elegant, precise solutions to restore and preserve vision.